MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

Ticker: HYD®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
SEPTEMBER 1, 2014, as revised on MARCH 20, 2015

HYDSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated September 1, 2014, as supplemented, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors High-Yield Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.35%

(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the High Yield Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries. As of June 30, 2014, the High Yield Index was concentrated in the industrial development sector, and each of the health care and special tax (i.e., revenue bonds backed by a specific tax) sectors represented a significant portion of the High Yield Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the

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credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. To the extent that the High Yield Index continues to be concentrated in the industrial development sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. To the extent that the health care sector continues to represent a significant portion of the High Yield Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. To the extent that the special tax sector continues to represent a significant portion of the High Yield Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the special tax sector. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Puerto Rico Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in Puerto Rico. Consequently, the Fund may be affected by political, economic and regulatory developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

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Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the High Yield Index. Conversely, a positive development relating to an issuer of securities in the High Yield Index that is not held by the Fund could cause the Fund to underperform the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the High Yield Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the High Yield Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High Yield Index in the proportions in which they are represented in the High Yield Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the High Yield Index is based on securities’ closing prices (i.e., the value of the High Yield Index is not based on fair value prices), the Fund’s ability to track the High Yield Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries. Based on the composition of the High Yield Index as of June 30, 2014, the Fund’s assets were concentrated in the industrial development sector; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative

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of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Year

The year-to-date total return as of June 30, 2014 was 9.51%.

Best Quarter:	6.39%	1Q ’12
Worst Quarter:	-5.94%	4Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2013

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (2/4/2009)

Market Vectors High-Yield Municipal Index ETF (return before taxes)	-8.50%	8.52%
Market Vectors High-Yield Municipal Index ETF (return after taxes on distributions)	-8.50%	8.47%
Market Vectors High-Yield Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	-2.52%	8.11%
Barclays Capital Municipal Custom High Yield Composite Index (reflects no deduction for fees, expenses or taxes)	-6.47%	10.45%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2009

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares of the Fund.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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TAX INFORMATION

The Fund expects to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Such distributions will generally be subject to state income taxes.

Distributions from the Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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888.MKT.VCTR
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(03/15)